SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 24, 2003
(Date of earliest event reported)

Commission File No. 1-6695

JO-ANN STORES, INC.
(Exact name of Registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	34-0720629 (I.R.S. Employer Identification No.)

5555 Darrow Road, Hudson, Ohio (Address of principal executive offices)	44236 (Zip Code)

Registrant’s telephone number, including area code: (330) 656-2600

ITEM 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE

ITEM 9. Regulation FD Disclosure

     The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

     On November 24, 2003, Jo-Ann Stores, Inc. issued a press release, announcing that Patricia B. Morrison, Executive Vice-President and Chief Information Officer for Office Depot, Inc., was elected to the Board on November 20, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JO-ANN STORES, INC. (Registrant)

Date: November 25, 2003	By: /s/ Brian P. Carney
	Name:	Brian P. Carney
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of Jo-Ann Stores, Inc., dated November 24, 2003.